UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 24, 2026
_______________________________________________________________________________________
LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)
_______________________________________________________________________________________

Delaware	1-6227	42-0823980
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4600 E. 53rd Street, Davenport, Iowa 52807
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LEE	The Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On July 24, 2026, Lee Enterprises, Incorporated (the "Company") entered into a First Amendment to the Stock Purchase Agreement, dated December 30, 2025, with David H. Hoffmann, Quint Digital Limited, Solas Capital Partners, LP, Blackwell Partners LLC – Series A, Bergen Asset Partners and Niraj Javeri (collectively, the "Investors").
The amendment modifies the standstill provisions contained in the Stock Purchase Agreement. Under the original agreement, certain Investors were permitted to purchase up to 600,000 shares of the Company's common stock in open market transactions during the standstill period.
As amended, Investors that beneficially own more than 10% of the Company's outstanding common stock may continue to purchase up to 600,000 shares during the standstill period. In addition, those Investors may purchase more than 600,000 shares if the additional purchases are made pursuant to a qualified Rule 10b5-1 trading plan approved by the Company. The amendment also clarifies that an Investor may elect to make all permitted purchases, including purchases up to and in excess of 600,000 shares, through such an approved Rule 10b5-1 trading plan. Except as modified by the amendment, the Stock Purchase Agreement remains unchanged.
The foregoing description of the First Amendment to the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits
10.1	First Amendment to Stock Purchase Agreement, dated July 24, 2026, by and among Lee Enterprises, Incorporated and the Investors party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date:	July 24, 2026	By:	/s/ Joshua P. Rinehults
Joshua P. Rinehults
Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)